Income Taxes	9 Months Ended	12 Months Ended	5 Months Ended
	Sep. 30, 2011	Dec. 31, 2010	Jun. 09, 2009 Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]
Income Taxes

Note 9. Income Taxes

For interim tax reporting, we estimate our annual effective tax rate and apply it to our year to date ordinary income (loss). The tax effect of unusual or infrequently occurring items, including changes in judgment about valuation allowances and effects of changes in tax laws or rates are reported in the interim period in which they occur. There have been no significant changes in our estimates or the provision for income taxes during the nine months ended September 30, 2011.

Chrysler Canada was assessed additional taxes for the years 1996 through August 3, 2007, by the Canada Revenue Agency ("CRA") and the Provincial Tax Authorities (together, the "Canadian Tax Authorities") related to transfer pricing adjustments. During December 2010, the Canadian Tax Authorities issued the final reassessment (the "Final Reassessment") on the Canadian transfer pricing matter, which was accepted by both Daimler AG ("Daimler") and us. Refer to our Form 10 for further discussion of the Canadian transfer pricing matter.

During the first quarter of 2011, the Canadian Tax Authorities applied $48 million of payments previously made by us against the amount owing under the Final Reassessment, which increased the amounts owed to us by Daimler related to this matter. During the first quarter of 2011, we received reimbursements from Daimler of $374 million related to payments previously made by us which had been previously applied against the Final Reassessment. In addition, Daimler made payments of $660 million to the Canadian Tax Authorities related to this matter during the first quarter of 2011. No additional amounts have been refunded to us or paid by Daimler related to this matter during the second or third quarters of 2011. As of September 30, 2011 and December 31, 2010, our tax indemnity recoverable associated with this matter was $64 million and $1.1 billion, respectively, and is included in Prepaid Expenses and Other Assets in the accompanying Condensed Consolidated Balance Sheets. The associated obligation of $64 million and $765 million as of September 30, 2011 and December 31, 2010, respectively, is included in Accrued Expenses and Other Liabilities in the accompanying Condensed Consolidated Balance Sheets. The $765 million obligation at December 31, 2010, was net of $337 million of payments that had been previously applied by the Canadian Tax Authorities against the Final Reassessment.

In addition, the $500 million CRA tax lien and the $700 million Ontario government tax lien against our Canadian manufacturing facilities and related assets, granted while the dispute was pending, were discharged during the first quarter of 2011.

As a result of the above settlements associated with the Canadian transfer pricing matter, our unrecognized tax benefits decreased during the nine months ended September 30, 2011. The following is a reconciliation of our unrecognized tax benefits (in millions of dollars):

Nine Months Ended September 30, 2011
Unrecognized tax benefits at beginning of period	$949
Settlements	(779)
Gross decreases for tax positions of prior years	(6)
Exchange rate differences	(6)

Unrecognized tax benefits at end of period	$158

Our practice is to recognize interest and penalties on uncertain tax positions in income tax expense. Accrued interest on uncertain tax positions was $22 million and $681 million at September 30, 2011 and December 31, 2010, respectively. Accrued interest decreased by $659 million during the nine months ended September 30, 2011, which consisted of a $641 million decrease attributable to settlements, a $14 million decrease attributable to reductions in interest assessments and a $4 million decrease attributable to exchange rate differences, with a corresponding decrease to the tax indemnity recoverable.

Note 13.  Income Taxes

Income (loss) before income taxes by jurisdiction was as follows (in millions of dollars):

	Year Ended December 31, 2010	Period from June 10, 2009 to December 31, 2009
United States	$(731)	$(3,990)
Foreign	218	234

Total	$(513)	$(3,756)

Total income tax expense (benefit) consisted of the following (in millions of dollars):

	Year Ended December 31, 2010	Period from June 10, 2009 to December 31, 2009
Current:
United States	$(1)	$(1)
Foreign	78	(28)
State and local	7	1

Total	84	(28)

Deferred:
Foreign	60	50
State and local	(5)	7

Total	55	57

Total	$139	$29

The significant components of deferred tax expense were as follows (in millions of dollars):

	Year Ended December 31, 2010	Period from June 10, 2009 to December 31, 2009
Deferred tax expense (exclusive of the items below)	$81	$57
Benefits of operating loss carryforwards	(21)	-
Adjustment due to changes in enacted tax rates or law	(5)	-

Total	$55	$57

Provisions are made for estimated non-U.S. income taxes, less available tax credits and deductions, which may be incurred on the future repatriation of our share of our subsidiaries' undistributed cumulative earnings which are not deemed to be permanently reinvested. U.S. income taxes or foreign withholding taxes were not provided on approximately $1.2 billion and approximately $1.3 billion, respectively, of temporary differences related to investments in foreign subsidiaries because these temporary differences are permanent in duration. This amount may become taxable upon a repatriation of assets from the subsidiaries or a sale or liquidation of the subsidiaries. There are no plans to repatriate the retained earnings from these subsidiaries, as the earnings are permanently reinvested. It is not practicable to estimate the amount of unrecognized deferred tax liability.

A reconciliation of income tax expense provided using the statutory U.S. rate of 35 percent to actual income taxes was as follows (in millions of dollars):

	Year Ended December 31, 2010	Period from June 10, 2009 to December 31, 2009
Tax benefit at U.S. statutory rate	$(180)	$(1,315)
Limited liability companies ("LLCs") loss not subject to federal or state taxes	278	1,405
Adjustment to taxes receivable	(165)	-
Valuation allowances	100	(83)
Income tax reserves	61	-
Foreign statutory rate difference	(12)	(16)
Non-deductible expenses	48	12
Tax rate change	11	-
State and local taxes, net of federal tax	2	8
Withholding taxes	3	7
Foreign currency translation	(12)	14
Other	5	(3)

Total	$139	$29

Effective income tax rate	(27)%	(1)%

For the year ended December 31, 2010, the relationship between income tax expense differs from the expected federal statutory rate of 35 percent primarily due to losses generated by our LLCs, which are disregarded for U.S. federal tax purposes, the establishment of additional Canadian income tax receivables for prior year tax refunds and increases in valuation allowances in the U.S., Canada, and other foreign jurisdictions.

For the period from June 10, 2009 to December 31, 2009, the relationship between income tax expense differs from the expected federal statutory rate of 35 percent primarily due to losses in LLCs and increases in valuation allowances in the U.S., Canada, and other foreign jurisdictions.

At December 31, 2010, we had approximately $949 million of total gross unrecognized tax benefits on uncertain tax positions. These are tax contingencies recorded, that if reversed due to a successful outcome, would favorably affect the income tax rate in future periods.

A reconciliation of unrecognized tax benefits was as follows (in millions of dollars):

	Year Ended December 31, 2010	Period from June 10, 2009 to December 31, 2009
Unrecognized tax benefits at beginning of period	$838	$803
Gross increases for tax positions of prior years	84	-
Gross decreases for tax positions of prior years	(16)	-
Exchange rate differences	43	35

Unrecognized tax benefits at end of period	$949	$838

Our practice is to recognize interest and penalties on uncertain tax positions in income tax expense. Accrued interest on uncertain tax positions was $681 million and $666 million at December 31, 2010 and 2009, respectively, of which $15 million and $75 million was recognized during the year ended December 31, 2010 and during the period from June 10, 2009 to December 31, 2009, respectively.

In connection with the 363 Transaction, we acquired a majority of the equity investments of Old Carco's direct and indirect subsidiaries and assumed liabilities for uncertain tax positions related to those subsidiaries. We file income tax returns in multiple jurisdictions and are subject to examination by taxing authorities throughout the world. Examinations by tax authorities have been completed through 2005 in both Canada and Mexico.

Prior to the 363 Transaction, Chrysler Canada was reassessed additional taxes for the years 1996 through August 3, 2007 by the Canada Revenue Agency ("CRA") and the Provincial Tax Authorities (together, the "Canadian Tax Authorities") related to transfer pricing adjustments (the "Canadian Transfer Pricing Reassessment"). Old Carco disputed the Canadian Transfer Pricing Reassessment and requested that the matter be reviewed by the Canadian and U.S. Competent Authorities, which we collectively refer to as Competent Authorities. Competent Authorities interpret the treaty in force to achieve the effect of eliminating double taxation.

Prior to the 363 Transaction, Chrysler Canada was required to provide the Canadian Tax Authorities a deposit or security interest while the dispute was pending and until the amounts owing under the Canadian Transfer Pricing Reassessment had been fully paid. As a result, Chrysler Canada granted a lien against its Canadian manufacturing facilities and related assets in the principal amount of $500 million in favor of the CRA and $700 million in favor of the Ontario government, both of which are subordinated to the working capital loans received from the EDC.

In accordance with the terms of the June 3, 2009, tax settlement agreement between CG Investment Group LLC, Chrysler Holding, Old Carco and an affiliate of Daimler AG ("Daimler"), which was subsequently assigned to and assumed by us in connection with the 363 Transaction, Daimler agreed to indemnify us against specific tax liabilities, including the related penalties and interest, for specific tax matters arising prior to August 3, 2007, including the Canadian Transfer Pricing Reassessment. As a result, we recorded a $1.3 billion tax indemnity recoverable as of June 10, 2009, which increased to $1.4 billion as of December 31, 2009, primarily due to additional accrued interest. The indemnity recoverable is included in Prepaid Expenses and Other Assets in the accompanying Consolidated Balance Sheets.

In addition, the above tax agreement also required Daimler, upon a resolution by the Competent Authorities, to reimburse us for any taxes paid or refunds applied to the Canadian Transfer Pricing Reassessment. During June 2010, Daimler accepted the Canadian and U.S. Competent Authority settlement proposal ("Competent Authority Settlement") on the transfer pricing matter. Accordingly, in June 2010, we received a $377 million reimbursement from Daimler. The reimbursement was a result of $372 million of Canadian goods and services tax refunds and $5 million of the Province of Alberta income tax refunds being applied against the Canadian Transfer Pricing Reassessment in 2009.

During December 2010, the Canadian Tax Authorities issued the final reassessment ("Final Reassessment") with respect to the Competent Authority Settlement, which was accepted by both Daimler and us. The Final Reassessment resulted in $1.5 billion of additional taxes and interest associated with this matter payable to the Canadian Tax Authorities. The Canadian Tax Authorities applied $714 million of payments previously made by us against the amount owing under the Final Reassessment. As noted above, $377 million of these payments have been reimbursed by Daimler and we anticipate the remaining $337 million will be reimbursed by Daimler during 2011. We also anticipate that during 2011, Daimler will make all payments to settle the net amount owing to the Canadian Tax Authorities under the Final Reassessment. As of December 31, 2010, our tax indemnity recoverable associated with this matter was $1.1 billion and is included in Prepaid Expenses and Other Assets in the accompanying Consolidated Balance Sheets. The associated obligation of $765 million, which is net of $337 million of payments referred to above, is included in Accrued Expenses and Other Liabilities in the accompanying Consolidated Balance Sheets as of December 31, 2010.

Refer to Note 24, Subsequent Events, for additional information regarding events that have occurred subsequent to December 31, 2010 related to this matter.

Deferred tax assets and liabilities result from differences between assets and liabilities measured for financial reporting purposes and those measured for income tax return purposes. The significant components of deferred tax assets and liabilities as of December 31 were as follows (in millions of dollars):

	2010		2009
	Deferred Tax Assets	Deferred Tax Liabilities	Deferred Tax Assets	Deferred Tax Liabilities
Accrued expenses	$523	$-	$402	$-
Postretirement health care and life insurance benefits	409	-	379	-
Property, plant and equipment	2	362	1	361
Pension liabilities and intangible assets	109	-	147	-
Foreign net operating loss ("NOL") carry forwards	81	-	49	-
State and local taxes, including state NOL	60	24	71	29
Tax credit carry forwards	59	-	107	-
Lease transactions	-	6	-	-
Other	49	135	126	136

	1,292	527	1,282	526
Valuation allowance	(852)	-	(801)	-

Total	$440	$527	$481	$526

Deferred tax assets included the following tax credit and NOL carry forwards as of December 31 (in millions of dollars):

		2010		2009
	Expiration	Deferred Tax Asset	Valuation Allowance	Deferred Tax Asset	Valuation Allowance
Tax credit carry forwards:
Canada	2014 - 2029	$6	$(6)	$55	$(55)
Mexico	2011 - 2017	52	(38)	52	(39)
Other Foreign	Indefinite	1	(1)	-	-

Total		$59	$(45)	$107	$(94)

NOL carry forwards:
U.S. NOLs, net	2029	$18	$(18)	$25	$(25)
Foreign NOLs, net
Germany	Indefinite	19	(19)	19	(19)
Mexico	2017 - 2020	32	(32)	27	(27)
Other	2012 - 2014	19	(19)	-	-
	Indefinite	11	(11)	3	(3)

Total		$99	$(99)	$74	$(74)

A valuation allowance on deferred tax assets is required if, based on the available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon our ability to generate sufficient taxable income during the carry back or carry forward periods applicable in each applicable tax jurisdiction. In assessing the realizability of deferred tax assets, we consider both positive and negative evidence. Concluding that a valuation allowance is not required is difficult when there is absence of positive evidence and significant negative evidence which is objective and verifiable, such as cumulative losses in recent years.

We concluded that the lack of positive evidence in combination with the negative, objective evidence of the uncertainty of the near-term outlook for the North American automotive industry, financial markets and projected future taxable income were significant and outweighed other factors. Accordingly, for the year ended December 31, 2010 and for the period from June 10, 2009 to December 31, 2009, the valuation allowance on deferred tax assets increased by $51 million and $72 million, respectively, to reflect the valuation allowance on the net deferred tax assets related to our foreign operations and domestic state operations. Our net deferred tax assets are primarily related to our foreign operations, which are highly dependent on U.S. sourced taxable income.

Note 14.  Income Taxes

Income (loss) before income taxes by jurisdiction was as follows (in millions of dollars):

	Period from January 1, 2009 to June 9, 2009	Year Ended December 31, 2008
United States	$(3,663)	$(16,354)
Foreign	(1,079)	300

Total	$(4,742)	$(16,054)

Total income tax expense (benefit) for the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, consisted of the following (in millions of dollars):

	Period from January 1, 2009 to June 9, 2009	Year Ended December 31, 2008
Current:
United States	$(207)	$59
Foreign	(121)	71
State and local	1	4

	(327)	134

Deferred:
United States	6	27
Foreign	10	626
State and local	(6)	3

	10	656

Total	$(317)	790

The significant components of deferred tax expense were as follows (in millions of dollars):

	Period from January 1, 2009 to June 9, 2009	Year Ended December 31, 2008
Deferred tax expense (exclusive of the items below)	$19	$73
Increase to beginning-of-the-year valuation allowances	-	594
Adjustments due to changes in enacted tax rates or law	(9)	(11)

Total	$10	$656

The Company does not provide for U.S. income taxes or foreign withholding taxes on approximately $1.3 billion and $2.1 billion, respectively, of temporary differences related to investments in foreign subsidiaries because these temporary differences are essentially permanent in duration. This amount may become taxable upon a repatriation of assets from the subsidiaries or a sale or liquidation of the subsidiaries. It is not practicable to estimate the amount of unrecognized deferred tax liability.

A reconciliation of income tax expense provided using the statutory U.S. rate of 35 percent to actual income taxes provided was as follows (in millions of dollars):

	Period from January 1, 2009 to June 9, 2009	Year Ended December 31, 2008
Tax benefit at U.S. statutory rate	$(1,660)	$(5,619)
Limited liability companies ("LLCs") loss not subject to federal or state taxes	1,328	5,623
Increase in tax indemnity	(196)	-
Valuation allowances	118	703
Adjustment to taxes receivable	78	-
Federal and foreign tax reserves, principally interest	12	(6)
Foreign currency translation	24	69
Other	(21)	20

Total	$(317)	$790

Effective income tax rate	7%	(5%)

For the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, the relationship between income tax expense (benefit) differs from the expected federal statutory rate primarily due to losses in limited liability companies, which are disregarded for U.S. federal tax purposes, and by changes in valuation allowances in the U.S. federal, Canada, and other foreign jurisdictions.

At June 9, 2009 and December 31, 2008, the Company had approximately $1,077 million and $1,015 million of total gross unrecognized tax benefits. Of this total, $894 million and $832 million at June 9, 2009 and December 31, 2008, respectively, represent the amount of unrecognized tax benefits that, if reversed due to a successful outcome, would favorably affect the income tax rate in future periods.

A reconciliation of unrecognized tax benefits was as follows (in millions of dollars):

	Period from January 1, 2009 to June 9, 2009	Year Ended December 31, 2008
Unrecognized tax benefits at beginning of period	$1,015	$1,105
Gross increases for tax positions of prior years	59	12
Gross decreases for tax positions of prior years	(46)	(48)
Settlements	(1)	6
Exchange rate differences	50	(60)

Unrecognized tax benefits at end of period	$1,077	$1,015

The Company files income tax returns in multiple jurisdictions and is subject to examination by taxing authorities throughout the world. Examinations by tax authorities have been completed through 1998 in the United States, 1995 in Canada and 2001 in Mexico.

The Company's continuing practice is to recognize interest and penalties on uncertain tax positions in income tax expense (benefit). Accrued interest on uncertain tax positions was $562 million and $552 million at June 9, 2009 and December 31, 2008, respectively.

The Company's Canadian subsidiary has been reassessed additional taxes for the years 1996 through 1999 by the Canada Revenue Agency ("CRA") and the Provincial Tax Authorities which it is currently disputing. The tax authorities require a combined deposit or security interest of approximately $1.2 billion while the dispute is pending. No payments have been made, however, the Company's Canadian subsidiary has granted a lien against the Canadian manufacturing facilities and related assets in the principal amount of approximately $1.0 billion in favor of the CRA and Ontario Provincial Tax Authorities. Approximately $453 million of this lien is in favor of the Ontario government and is subordinated to the working capital loans received from the EDC. In addition, there are unclaimed goods and services tax credits in the amount of $359 million the CRA has set off against the amount owing. The Company's Canadian subsidiary has submitted requests for U.S. and Canadian Competent Authority assistance on the transfer pricing matter. Competent Authorities interpret the treaty in force to achieve the effect of eliminating double taxation.

On April 17, 2009, the Company, Holding and Daimler signed a binding agreement related to the settlement of a majority of the outstanding tax issues between the parties. In accordance with the agreement, Daimler would have no indemnity obligations to the Company or Holding for taxes other than for those associated with Canadian income tax disputes between the Company and the CRA for taxable periods ending on or before August 3, 2007, various IRS audit issue obligations arising prior to August 3, 2007 and other less significant Daimler tax obligations. On June 3, 2009, the Company and certain of its subsidiaries entered into an agreement with Holding and Daimler which modified the above tax agreement to resolve certain issues raised in connection with the Canadian income tax dispute. In addition, Daimler waived its right to certain tax refunds for periods prior to August 3, 2007. As a result, in June 2009, the Company recognized a reduction in income tax expense of $196 million and a corresponding increase in the amount of the tax indemnity. In connection with the Fiat Transaction, these agreements were subsequently assigned to and assumed by New Chrysler. As of June 9, 2009 and December 31, 2008, the tax indemnity receivable was $1.3 billion and $1.1 billion, respectively. The Company's assessment of the tax liability related to the above noted transfer pricing matter is fully indemnified by Daimler and is included in this tax indemnity receivable. However, Daimler has indicated it will not settle the indemnity until the ultimate determination of the transfer pricing matter has been resolved. Refer to Note 19, Other Transactions with Related Parties, for additional information related to this matter.

Deferred tax assets and liabilities result from differences between assets and liabilities measured for financial reporting purposes and those measured for income tax return purposes. The significant components of deferred tax assets and liabilities were as follows (in millions of dollars):

	June 9, 2009		December 31, 2008
	Deferred Tax Assets	Deferred Tax Liabilities	Deferred Tax Assets	Deferred Tax Liabilities
Accrued expenses	$708	$-	$672	$-
Postretirement health care and life insurance benefits	476	-	410	-
Property, plant and equipment	26	420	18	327
Net operating loss ("NOL") carry forwards	132	-	62	-
Pension liabilities and intangible assets	-	106	-	127
Tax credit carry forwards	84	-	115	-
State and local taxes	60	-	45	-
Other	82	131	193	121

	1,568	657	1,515	575
Valuation allowance	(935)	-	(934)	-

Total	$633	$657	$581	$575

Tax credit and NOL carry forwards included the following (in millions of dollars):

		June 9, 2009		December 31, 2008
	Expiration	Deferred Tax Asset	Valuation Allowance	Deferred Tax Asset	Valuation Allowance
Tax credit carry forwards:
U.S. general business tax credits	2022-2024	$3	$3	$3	$3
U.S. foreign tax credits	2012-2018	33	15	37	19
Foreign subsidiary tax credits	2011-2018	32	32	75	62
Foreign subsidiary tax credits	Indefinite	16	3	-	-

	Total	$84	$53	$115	$84

NOL carry forwards:
U.S. NOLs (net)	2026-2029	$105	$73	$53	$51
Foreign NOLs (net)	Indefinite	27	27	9	9

	Total	$132	$100	$62	$60

A valuation allowance on deferred tax assets is required if, based on the available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the Company's ability to generate sufficient taxable income during the carry back or carry forward periods applicable in each applicable tax jurisdiction. In assessing the realizability of deferred tax assets, the Company considers both positive and negative evidence. Concluding that a valuation allowance is not required is difficult when there is absence of positive evidence and significant negative evidence which is objective and verifiable, such as cumulative losses in recent years.

The Company's net deferred tax assets are primarily related to its foreign operations, which are highly dependent on U.S. sourced taxable income. The Company concluded that the lack of positive evidence in combination with the negative, objective evidence of the uncertainty of the near-term outlook for the North American automotive industry and financial markets, were significant and outweighed other factors. Accordingly, for the year ended December 31, 2008, the valuation allowance on deferred tax assets increased by $802 million, to reflect the valuation allowance on the net deferred tax assets related to the foreign operations and certain taxable U.S. corporations. For the period from January 1, 2009 to June 9, 2009, the valuation allowance on deferred tax assets increased minimally.

The remaining deferred tax assets that are recognized as of June 9, 2009, represent the Company's assessment that it is more likely than not that it will be able to generate future taxable income to offset deferred tax assets through the use of loss carry backs in Canada and the U.S.